Exhibit 10.42

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY OTHER JURISDICTION, NOR HAS ANY COMMISSION OR AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION CONTRARY TO THE FOREGOING IS UNLAWFUL.  THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

MASSIVE INTERACTIVE, INC.

NOTE AND WARRANT SUBSCRIPTION AGREEMENT

1.           Pursuant to this Note and Warrant Subscription Agreement (this “Agreement”), the undersigned (“Subscriber”) hereby subscribes for and agrees to purchase a Secured Convertible Promissory Note in substantially the form attached hereto as Exhibit A (the “Note”), in the original principal amount equal to the Purchase Price (as defined below), issued by Massive Interactive, Inc., a Nevada corporation (the “Issuer”), in exchange for the purchase price therefor set forth on the signature page hereto (the “Purchase Price”).  In addition, for every $1.00 (US) of the Purchase Price, the Company will issue a ten-year warrant for five shares of Common Stock at an exercise price equal to the closing bid price per share on the date of the Note in substantially the form attached hereto as Exhibit B (the “Warrant”).  Subscriber hereby acknowledges (a) that this subscription represents an irrevocable offer by the Subscriber to purchase the Note pursuant to the terms hereof, (b) that this subscription shall be irrevocable until accepted or rejected by the Issuer, (c) that this subscription shall not be deemed to have been accepted by the Issuer until the Issuer indicates its acceptance by returning to Subscriber a fully executed copy of this subscription, at which time this subscription shall become a binding obligation on the Subscriber and the Issuer, and (d) that acceptance by the Issuer of this subscription shall be at the sole and absolute discretion of the Issuer and is conditioned upon, among other things, the information and representations of Subscriber made herein being complete, true and correct as of the date of this subscription and as of the date of closing of the sale of the Note and Warrant to the Subscriber.  If the Subscriber consists of more than one person, the obligations of the Subscriber shall be joint and several among each such person, and the representations and warranties of the Subscriber contained herein shall be deemed to be made by and be binding upon each such person.

2.           The Subscriber hereby tenders with this Agreement a check payable to the order of the Issuer, or a wire transfer of immediately available funds, in the amount of the Purchase Price set forth on the signature page of this Agreement.  If the Issuer does not accept this subscription, then the funds delivered to the Issuer will be promptly returned to the Subscriber.

3.           The Subscriber represents and warrants to the Issuer as follows.

(a)           It has the requisite power and authority to enter into this Agreement and to purchase the Note and Warrant subject to all of the terms and conditions of this Agreement and to carry out and perform all of its obligations under the terms of this Agreement.

(b)            This Agreement has been duly authorized, executed and delivered by the Subscriber, and is a valid and legally binding agreement of the Subscriber enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

(c)           This Agreement is made with the Subscriber in reliance upon the Subscriber’s representation to the Issuer, which by its execution hereof the Subscriber hereby confirms, that the Note, the shares of the Issuer’s capital stock into which the Note is convertible (the “Underlying Stock”), the Warrant, and the shares of the Issuer’s capital stock issuable upon exercise of the Warrant (the “Warrant Stock” and together with the Note, the Underlying Stock, and the Warrant, the “Securities”), to be received by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participation in, or otherwise distributing the same.  By executing this Agreement, the Subscriber further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the Securities.

(d)           The Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act, and that the Issuer’s reliance on such exemption is predicated in part on the Subscriber’s representations set forth herein.  The Subscriber realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Subscriber has in mind merely acquiring the Securities for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise.  The Subscriber does not have any such intention.

(e)           The Subscriber (i) is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, (ii) has a financial situation such that it can afford to bear the economic risk of holding the Securities purchased by it for an indefinite period of time and suffer a complete loss of its investment in the Securities; (iii) has such knowledge and experience (together with its advisors, if any) in financial and business matters, and in particular the evaluation of companies such as the Issuer, such that it is capable of evaluating the merits and risks of its purchase of the Securities as contemplated by this Agreement; and (iv) understands that the Issuer has no or a limited financial or operating history, the Securities are a speculative investment which involves a high degree of financial risk, and there is no assurance of any economic, income or tax benefit from such investment.

(f)           The Subscriber has, or such advisors have, had access, during the course of the transactions contemplated by this Agreement and prior to its purchase of the Note and Warrant, to all such information as it deemed necessary or appropriate and that it has had, during the course of the transactions contemplated by this Agreement and prior to its purchase of the Note and Warrant, the opportunity to ask questions of, and receive answers from, the Issuer concerning the Issuer and the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access.  The Subscriber has, or such advisors have, had an opportunity to discuss and investigate the Issuer’s business, management, financial affairs and the terms and conditions of the offering of the Note and Warrant with, and make inquiries of, the Issuer’s management and has had an opportunity to review the Issuer’s facilities.  The Subscriber understands that any discussions, as well as any written information issued by the Issuer, were intended to describe certain aspects of the Issuer’s business and prospects but were not a thorough or exhaustive description.  The Subscriber acknowledges that any business plans prepared by the Issuer have been and continue to be subject to change and that any projections included in such business plans are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the projections will not materialize or will vary significantly from actual results.

(g)           The Subscriber understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the 1933 Act, the Securities must be held indefinitely.  In particular, the Subscriber is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met.  Among the conditions for use of Rule 144 is the availability of current information to the public about the Issuer.  The Subscriber represents that, in the absence of an effective registration statement covering the Securities it will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 3(h) hereof and the Bylaws of the Issuer, as the same may be amended from time to time.

(h)           The Subscriber agrees that in no event will it make a transfer or disposition of any of the Securities (other than pursuant to an effective registration statement under the 1933 Act, a Rule 144 sale in compliance with the terms of such Rule or, to the Issuer’s reasonable satisfaction, pursuant to an exemption from the 1933 Act), unless and until (i) the Subscriber shall have notified the Issuer of the proposed disposition and shall have furnished the Issuer with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Issuer, at the expense of the Subscriber or transferee, it shall have furnished to the Issuer an opinion of counsel, reasonably satisfactory to the Issuer, to the effect that such transfer may be made without registration under the 1933 Act.

(i)           The Subscriber understands that each instrument and certificate representing the Securities will be endorsed with a legend concerning certain restrictions on the transfer thereof under federal and state securities laws.

(j)           No consent, approval or authorization of or designation, declaration or filing with any state, federal, or foreign governmental authority on the part of the Subscriber because of any special characteristic of such Subscriber is required in connection with the valid execution and delivery of this Agreement by the Subscriber, and the consummation by the Subscriber of the transactions contemplated hereby.

(k)           The Subscriber (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold the Issuer harmless of and from any liability for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Subscriber or any of its employees or representatives are responsible.

(l)           The Subscriber is a legal resident of, and makes its, his or her principal legal residence or office in, the state of the Subscriber’s address set forth on the signature page hereto and made all decisions relating to the transaction contemplated by this Agreement in such state.

(m)           The Subscriber has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  With respect to such matters, the Subscriber relies solely on such advisors and not on any statements or representations of the Issuer or any of its agents or representatives.  The Subscriber understands that it (and not the Issuer) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(n)           The Subscriber represents that neither it nor any of its directors, executive officers, or other officers participating in the offering of Securities is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a description of which is set forth in the Investor Questionnaire).

4.           The Subscriber agrees, in connection with the Issuer’s next public offering of the Issuer’s securities, upon request of the Issuer or the underwriters managing any underwritten offering of the Issuer’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of capital stock of the Issuer, or any securities of the Issuer convertible into or exercisable for shares of the Issuer’s capital stock, without the prior written consent of such underwriters or the Issuer for such period of time (not to exceed 180 days) from the effective date of such registration or listing as may be requested by the Issuer or such underwriters.

5.           The Subscriber agrees that if the Note(s) and Warrant(s) held by it are converted into or exercised for capital stock of the Company, as applicable, the Subscriber shall enter into any and all documents related to the corresponding conversion event or exercise requested by the Issuer, including without limitation a stock purchase agreement, voting agreement, right of first refusal and co-sale agreement and investor rights agreement and such other documents as reasonably requested by the Issuer; provided, however, that all other investors purchasing securities in such event execute such documents.

6.           The Issuer represents and warrants to the Subscriber as follows.

(a)           The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all necessary corporate power and corporate authority to execute and deliver this Agreement to the Subscriber and to carry out the transactions contemplated hereby. The Issuer has all necessary corporate power and corporate authority to own, operate and lease its properties and to carry out its business.

(b)           The execution, delivery and performance of this Agreement by the Issuer, the fulfillment of and the compliance with the respective terms and provisions hereof and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Issuer.

(c)           When executed by the Issuer, this Agreement will constitute a valid and binding obligation of the Issuer, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

(d)           Upon acceptance by the Issuer of this Agreement, payment of the Purchase Price, and delivery by the Issuer to the Subscriber of the Note and Warrant, the Note and Warrant will be duly authorized and validly issued and outstanding, and the Subscriber will acquire good, valid and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests, agreements, encumbrances and equities whatsoever, except as provided by applicable federal and state securities laws and except as provided in this Agreement or the Issuer’s Certificate of Incorporation and Bylaws, each as may be from time to time amended or as provided in any agreements entered into in connection with the conversion of the Note into Underlying Stock or exercise of the Warrant for Warrant Stock.

(e)           There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer.

(f)           The Issuer is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind which would prevent the Issuer’s consummation of this Agreement or any of the transactions contemplated hereby without the consent of any third party, which would require the consent of any third party to the consummation of this Agreement or any of the transactions contemplated hereby, or which would result in any penalty, forfeiture or other termination as a result of such consummation.

7.           The representations, warranties, understandings, acknowledgments and agreements of the parties in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Issuer and shall survive thereafter.  Each party understands the meaning and legal consequences of the representations and warranties contained herein and hereby agrees to indemnify and hold each other harmless from and against any and all losses, claims, damages or liabilities due to or arising out of a breach of any representation or warranty of either party contained in this Agreement; provided, that the maximum liability of a party hereunder shall be the total Purchase Price actually paid.

8. Terms of Subscription.

(a) The Notes and Warrants are issued in connection with a private offering (the “Offering”) of Secured Convertible Promissory Notes (the “Offering Notes”) and Warrants(“Offering Warrants”).  The Issuer reserves the right, in its sole discretion, to reject any subscription made hereby, in whole or in part, and to allocate to any subscriber in the Offering less than the aggregate principal amount of Offering Notes and Offering Warrants subscribed for by such subscriber.  If a subscriber’s subscription is rejected, in whole or in part, then the funds received by the Issuer from such subscriber will be returned to it (to the extent such subscription is rejected), without deduction from, or payment of interest on, such funds, but no sooner than such funds have cleared the banking system in the normal course of business.  The Issuer’s agreement with each subscriber in the Offering is a separate agreement and the issuance and sale of Offering Notes and Offering Warrants to each subscriber is a separate sale.

(b)           The Note and Warrant purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber promptly following the Closing at which the purchase of such Note and Warrant takes place. The Subscriber hereby authorizes and directs the Issuer to deliver the Note and Warrant purchased by the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

9.	Piggyback Registration.

(a)           The Company shall notify all holders (“Holders”) of capital stock issued upon the conversion or exercise of the Notes or exercise of the Warrants (the “Registrable Securities”) in writing at least 15 days prior to the filing of any registration statement on Form S-1 under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding the next public offering of securities of the Company) and will afford each such Holder an opportunity to include in such Registration Statement all or part of such Registrable Securities held by such Holder.  Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by it shall, within 15 days after the above-described notice from the Company, so notify the Company in writing.  In such event, the right of any such Holder to include Registrable Securities in any Registration Statement for the underwritten public offering of securities of the Company pursuant to this Section 9 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If a Holder decides not to include all of his, her or its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)           Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten in any underwritten offering covered by this Section 9, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, and second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders taken together with any other stockholders of the Company with piggyback registration rights based on the total number of registrable securities held by the stockholders and the Holders. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing Person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c)           The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 9 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal.  The registration expenses of such withdrawn registration shall be borne by the Company.

10.           This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York, without regard to conflict of law principles and shall be binding upon the Subscriber, his, her or its heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Issuer and its successors and assigns.

11.           This Agreement and the subscription hereby represented are not transferable or assignable.

12.           If the Subscriber is a corporation, partnership, trust, estate or other entity, then the natural person signing on behalf of such entity represents that he, she or it has all right and authority, in his, her or its capacity as an officer, general partner, trustee, executor or other representative of such corporation, partnership, trust or other entity, as the case may be, to decide to invest in the Note and to execute and deliver this Agreement on behalf of such corporation, partnership, trust or other entity, as the case may be, enforceable in accordance with its terms.  Such natural person also represents that any such corporation, partnership, trust or other entity was not formed for the purpose of purchasing the Note that it hereby subscribes to purchase.

[NEXT PAGE IS SIGNATURE PAGE]

           IN WITNESS WHEREOF, the Subscriber has executed this Note and Warrant Subscription Agreement this ______ day of _______ 2015.

IF AN INDIVIDUAL:

Address:
Name Of Subscriber

Signature

Name of Joint Owner

Signature of Joint Owner

Form of Joint Ownership, if applicable:

________      Joint Tenants

________     Tenants in Common

SUBSCRIPTION

$________________ Total Purchase Price and Principal Amount of Note (total payment enclosed)

Make checks payable to:  MASSIVE INTERACTIVE, INC.

ACCEPTANCE

The foregoing Note and Warrant Subscription Agreement is accepted on this the ____ day of _____________ 2015.

MASSIVE INTERACTIVE, INC.

By: ________________________________
Name: Ron Downey
Title: Chief Executive Officer

SIGNATURE PAGE TO NOTE AND WARRANT SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, Subscriber has executed this Note and Warrant Subscription Agreement this ______ day of _________________ 2015.

IF AN ENTITY:

Address:
Name Of Subscriber

By:

Its:

Subscriber is organized under the laws of the state of ______________________.

SUBSCRIPTION

$______________ Total Purchase Price and Principal Amount of Note (total payment enclosed)

Make checks payable to:  MASSIVE INTERACTIVE, INC.

ACCEPTANCE

The foregoing Note and Subscription Subscription Agreement is accepted on this ____ day of _______________ 2015.

MASSIVE INTERACTIVE, INC.

By:________________________________
Name: Ron Downey
Title: Chief Executive Officer

SIGNATURE PAGE TO NOTE AND WARRANT SUBSCRIPTION AGREEMENT

Exhibit A

Form of Secured Convertible Promissory Note

[EXHIBIT A TO NOTE AND WARRANT SUBSCRIPTION AGREEMENT]

Exhibit B

Form of Warrant

[EXHIBIT B TO NOTE AND WARRANT SUBSCRIPTION AGREEMENT]